UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 21, 2004
                                                --------------------------------

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Securitized Asset Backed Receivables LLC Trust 2004-DO1 Mortgage Pass-Through Certificates,
Series 2004-DO1)
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-108395-04              37-1472598
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

200 Park Avenue, New York, New York                               10166
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 412-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2004-DO1 Mortgage Pass-Through Certificates, Series 2004-DO1. On July 21, 2004, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Decision One Mortgage Company LLC, as responsible party, and Wells Fargo Bank, National Association, as trustee, of Securitized Asset Backed Receivables LLC Trust 2004-DO1 Mortgage Pass-Through Certificates, Series 2004-DO1 (the "Certificates"), issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 21, 2004 of $105,534,000, were sold to Barclays Capital Inc. and Countrywide Securities Corporation, (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 13, 2004 by and among the Company, the Underwriters and Barclays Bank PLC.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Decision One Mortgage Company LLC, as responsible party, and Wells Fargo Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 4, 2004                     SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC




                                          By: /s/ John Carroll
                                              -------------------------------
                                              Name: John Carroll
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

     4                  Pooling and Servicing Agreement,             (E)
                        dated as of July 1, 2004, by and
                        among the Company, as depositor,
                        Countrywide Home Loans Servicing
                        LP, as servicer, Decision One
                        Mortgage Company LLC, as
                        responsible party, and Wells
                        Fargo Bank, National
                        Association, as trustee.